UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

Organovo Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35996	27-1488943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Rd Suite 100
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 224-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On December 6, 2023, Organovo Holdings, Inc. (the “Company”) issued to a consultant (the “Consultant”) 65,789 shares of its common stock, par value $0.001 per share (“Common Stock”), as compensation a marketing services agreement.

The shares of Common Stock were issued the Consultant in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Rule 506 of Regulation D thereunder. The Consultant represented that it is an “accredited investor,” as defined in Regulation D, and was acquiring such shares of Common Stock for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Such shares of Common Stock have not been registered under the Securities Act and such shares of Common Stock may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01. Other Events.

As previously disclosed, on March 16, 2018, the Company entered into a Sales Agreement with H.C. Wainwright & Co., LLC and JonesTrading Institutional Services LLC (each an “Agent” and together, the “Agents”), pursuant to which the Company may offer and sell, from time to time through the Agents, shares of Common Stock in “at the market” sales transactions having an aggregate offering price of up to $50,000,000 (the “ATM Offering”).

Between November 2, 2023 and December 28, 2023, the Company issued an aggregate of 901,621 shares of Common Stock pursuant to the ATM Offering for total gross proceeds of approximately $1.2 million.

As of December 28, 2023, and after giving effect to the transactions described in Item 3.02 and Item 8.01 above, among others, the Company has 9,805,755 shares of Common Stock issued and outstanding.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organovo Holdings, Inc.

Date: December 28, 2023	By:	/s/ Keith Murphy
Name: Keith Murphy
Title: Executive Chairman